UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22926

Elkhorn ETF Trust
(Exact name of registrant as specified in charter)

207 Reber Street, Suite 201
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

Benjamin T. Fulton
Elkhorn ETF Trust
207 Reber Street, Suite 201
Wheaton, IL 60187
(Name and address of agent for service)

Copy to:
Morrison C. Warren, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

Registrant's telephone number, including area code: (630) 355-4676

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

DWAC
Elkhorn Commodity Rotation Strategy ETF

RCOM
Elkhorn Fundamental Commodity Strategy ETF

EPRF
Elkhorn S&P High Quality Preferred ETF

Annual Report
ELKHORN ETF TRUST
03/31/2017

TABLE OF CONTENTS

Letter to Shareholder.	1
Management’s Discussion of Fund Performance	2
Shareholder Expense Example.	8
Sector Allocations	9
Schedules of Investments	10
Elkhorn Commodity Rotation Strategy ETF	10
Elkhorn Fundamental Commodity Strategy ETF	12
Elkhorn S&P High Quality Preferred ETF	14
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Board Considerations Regarding Approval of Investment Management Agreement	31
Supplemental Information	32

Letter to Shareholders (unaudited)

Dear Shareholders,

Thank you very much for your continued support and investment in Elkhorn Exchange-Traded-Funds. Elkhorn is pleased to provide you with the annual report which contains detailed information about your investment, including a market overview and a performance analysis for the period.

At Elkhorn, we aim to be a leading independent investment solutions firm pioneering innovative research-based financial products in a wide array of investment structures. Elkhorn was honored to be named Most Innovative Issuer of 2016 by ETF.com. Elkhorn will continue to be a leader in the innovation of ETFs and other investment products and looks forward to bringing out more products in 2017 and beyond.

On behalf of Elkhorn and our partners, I thank you for our interest in Elkhorn and our innovative products. We appreciate your belief and trust in Elkhorn and our funds and look forward to serving you moving forward.

Sincerely,

Benjamin T. Fulton
Chief Executive Officer

Management’s Discussion of Fund Performance (unaudited)
Elkhorn Commodity Rotation Strategy ETF

The Elkhorn Commodity Rotation Strategy ETF (the “Fund”) is a momentum-based, actively managed ETF that uses Dorsey Wright & Associates’ proprietary Relative Strength methodology to select the five commodities with the highest relative strength from a universe of 21 commodities, and adds a mix of short duration, highly liquid, high quality bonds. The portfolio is designed to be a tactical, momentum-based commodity strategy with a modified dynamic roll methodology.

Research shows that momentum investing captures an important and pervasive dimension of return. Momentum’s effect has also been shown to exist across a range of markets, time periods, and asset classes, including the commodity space.

During the reporting period, the ‘fund’ began life with its inception date of September 20, 2016. The Fund’s initial allocation called for an overweight allocation to the ‘softs’ sector, which had been a strong performer in prior periods, and two selections from the Metals sector. Fund performance suffered as the commodity market transitioned away from strength in the ‘softs’ sector, experiencing cumulative double-digit negative returns in Coffee and Sugar contracts. Mixed results were seen in the Metals sector. Overall, however, the Fund was able to close the performance gap with other broad commodity benchmarks as it benefited from avoiding allocations to an increasingly volatile Energy market, which experienced a reversal from the prior month’s positive results.

As 2016 entered its final month, uncertainty over OPEC production levels saw the Energy sector enjoying consistent increases. The Fund picked up on this renewed strength and increased allocations to the sector. By year end, the Fund had completed its move out of ‘softs’ and into a mix of two-thirds Base Metals, one-third Energy related.

This composition served the Fund well to start off 2017, with returns in January of 2.09% in Natural Gas, 1.19% in Copper, and 2.67% in Zinc contributing the bulk of the returns.

February brought a broad sell-off across the commodity space, Base Metals included, as resolution to on-going mining strikes looked more likely.

March saw a reversal back again with positive returns broadly seen; Base Metals once again led the way with returns of 4.22% in newly re-added Aluminum, 1.40% in Copper, and 2.34% in Zinc.

The Fund kept its mix of Fixed Income in highly liquid, high quality bonds, with maturities of no longer than six months. The adviser believes the risk/reward of going out further on the maturity curve is not warranted at this time.

The adviser believes the Fund has performed reasonably well in a period that witnessed a fair amount of back and forth price action from one month to another. The adviser believes the Fund could exhibit strong relative outperformance if leadership within the commodity space is demonstrated in the periods ahead.

Performance as of 3/31/2017
	Average Annual Total Return
	Fund NAV	Fund Market Value	Elkhorn Dorsey Wright Commodity Rotation Index	S&P GSCI Index
Since Inception*	(1.91)%	(2.77)%	(0.31)%	4.52%

*	Commenced operations on 9/20/2016

The Elkhorn Dorsey Wright Commodity Rotation Index tracks a proprietary model of commodity futures that is developed, maintained and sponsored by Dorsey Wright & Associates. The S&P GSCI Index comprises the principal physical commodities of active, liquid futures markets and is recognized as a leading measure of general price movements and inflation in the world economy. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (S&P).

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities therefore does not incur expenses incurred by the Fund. The index returns do not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. One cannot invest directly in an index.

Total returns for less than a period of one year are not annualized.

Performance data quoted represents past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than performance data quoted. For the most current month-end performance data please visit www.elkhorn.com or call (630) 355-4676.

Management’s Discussion of Fund Performance (unaudited)
Elkhorn Commodity Rotation Strategy ETF, continued

The net asset value or ‘‘NAV’’ is calculated by dividing the net assets by the number of shares outstanding. The price used to calculate the market price returns is determined by using the midpoint bid/ask of the closing price listed on the primary stock exchange on which shares of the Fund are listed for trading and does not represent returns an investor would receive if shares were traded at other times.

The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares. Market returns do not reflect brokerage commissions that may be payable on secondary market transactions.

Hypothetical growth of a $10,000 Investment
For the period 9/20/2016 (commencement of operations) to 3/31/2017

Management’s Discussion of Fund Performance (unaudited)
Elkhorn Fundamental Commodity Strategy ETF

The Elkhorn Fundamental Commodity Strategy ETF (the “Fund”) is a fundamental factor-weighted, broad-market commodity fund with a diversified approach to investing in liquid commodities. It has exposure to 24 GSCI commodity components. By broadening the opportunity set and dynamically selecting from liquid, longer-maturity contracts, the strategy seeks to avoid unnecessary turnover and lowers overall portfolio volatility.

The strategy focuses on systematic sources of return by allocating to commodities with positive roll yield and momentum—primary drivers of excess returns in commodity investing.

During the reporting period, the ‘fund’ began life with its inception date of September 20, 2016. The environment during the first half of the period was marked by strong Energy markets as uncertainty around OPEC production levels dictated higher prices. With relatively 20% less allocated to this space, the Fund underperformed “production-weighted” commodity indices. However, the application of the strategy’s ‘Momentum’ and ‘Roll Yield’ methodology helped the Fund lesson this performance gap, and also outpace its benchmark Base Portfolio, which allocates equally to Energy, Agriculture, and Metals. The back half of the reporting period witnessed a partial reversal across the broad energy sector. Here the Fund benefited on a relative basis through both a smaller allocation, and its ‘Dynamic Roll’ contract selection process as it invested in contracts further out the maturity curve. As an example; the first quarter of 2017 saw returns of (3.76%) in the May, 2017 WTI Crude Oil contract, compared (1.94%) in the June 2018 WTI Crude Oil contract. (source; Bloomberg).

Within the agricultural space, mixed results were seen in the grain markets for the period, and generally strong results in the Livestock sub-sector. Weak results were found within ‘Softs’, particularly within Cocoa and Sugar contracts. Here again the Fund benefited through its contract selection process, going further out on the maturity curve. For the reporting period, May, 2017 Sugar performance was (24.27%) compared with July, 2018 Sugar (8.10%). (Source; Bloomberg)

Base Metals performed well as enthusiasm for increased ‘infrastructure’ spending, along with ongoing mining ‘labor strikes’, drove prices higher. The Fund benefited through its relatively large factor-driven allocation to the sector, approximately twice that of the “production-weighted” indices, with Copper being one of the Fund’s largest single holdings.

The Fund kept its mix of Fixed Income in highly liquid, high quality bonds, with maturities of no longer than six months (>95% US Treasury Bills). The adviser believes the risk/reward of going out further on the maturity curve is not warranted at this time.

Overall, on a relative basis the Fund experienced underperformance from the Energy sector, matched other broad-market commodity funds within the Agricultural sector, and enjoyed outperformance from the Metals sector, Base Metals in particular.

The adviser believes the Fund delivered good performance at favorable volatility levels during the period, and benefited from both Factor Returns (Roll Yield & Momentum) and Contract Selection.

Performance as of 3/31/2017
	Average Annual Total Return
	Fund NAV	Fund Market Value	Dow Jones RAFI Commodity Total Return Index	Bloomberg Commodity Index TR
Since Inception*	0.94%	0.44%	1.90%	1.53%

*	Commenced operations on 9/20/2016

The Dow Jones RAFI Commodity Index is jointly compiled by S&P Dow Jones Indices and Research Affiliates (“RAFI”), is a version of the Dow Jones Commodity Index, a broad-market commodity index with equally weighted sectors and liquidity weighted commodities. The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities therefore does not incur expenses incurred by the Fund. The index returns do not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. One cannot invest directly in an index.

Total returns for less than a period of one year are not annualized.

Performance data quoted represents past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Management’s Discussion of Fund Performance (unaudited)
Elkhorn Fundamental Commodity Strategy ETF, continued

Current performance may be higher or lower than performance data quoted. For the most current month-end performance data please visit www.elkhorn.com or call (630) 355-4676.

The net asset value or ‘‘NAV’’ is calculated by dividing the net assets by the number of shares outstanding. The price used to calculate the market price returns is determined by using the midpoint bid/ask of the closing price listed on the primary stock exchange on which shares of the Fund are listed for trading and does not represent returns an investor would receive if shares were traded at other times.

The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares. Market returns do not reflect brokerage commissions that may be payable on secondary market transactions.

Hypothetical growth of a $10,000 Investment
For the period 9/20/2016 (commencement of operations) to 3/31/2017

Management’s Discussion of Fund Performance (unaudited)
Elkhorn S&P High Quality Preferred ETF

The Elkhorn S&P High Quality Preferred ETF (EPRF) is based on the S&P U.S. High Quality Preferred Stock Index, which selects fixed-rate investment grade preferred issues (BBB- or higher) from U.S. listed preferred stocks and maintains an allocation of 75% to cumulative preferreds.

Since inception, EPRF has underperformed the broader preferred market, as junk has outperformed investment grade in both the preferred stock and broader fixed income space.

Since the day EPRF was listed on the BATs Exchange (05/24/2016) through the quarter ended 03/31/2017, the fund’s NAV returned 0.19%. The S&P U.S. Preferred Stock Index, which includes significant exposure to below investment grade preferreds, returned 3.94%.

Following the turn of the calendar, investment grade kept pace with the broader preferred market as EPRF’s NAV returned 5.29% relative to the S&P U.S. Preferred Stock Index’s 5.27% return (01/01/2017 – 03/31/2017).

Performance as of 3/31/2017
	Average Annual Total Return
	Fund NAV	Fund Market Value	S&P U.S. High Quality Preferred Stock Index	S&P U.S. Preferred Stock Index
Since Inception*	0.18%	(0.10)%	0.85%	3.94%

*	Commenced operations on 5/23/2016

The S&P U.S. High Quality Preferred Index is designed to provide exposure to U.S.-listed preferred stocks that meet a minimum size, liquidity, type of issuance, and quality criteria. The S&P U.S. Preferred Stock Index represents the U.S. preferred stock market.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities therefore does not incur expenses incurred by the Fund. The index returns do not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. One cannot invest directly in an index.

Total returns for less than a period of one year are not annualized.

Performance data quoted represents past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than performance data quoted. For the most current month-end performance data please visit www.elkhorn.com or call (630) 355-4676.

The net asset value or ‘‘NAV’’ is calculated by dividing the net assets by the number of shares outstanding. The price used to calculate the market price returns is determined by using the midpoint bid/ask of the closing price listed on the primary stock exchange on which shares of the Fund are listed for trading and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited)
Elkhorn S&P High Quality Preferred ETF, continued

The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares. Market returns do not reflect brokerage commissions that may be payable on secondary market transactions.

Hypothetical growth of a $10,000 Investment
For the period 5/23/2016 (commencement of operations) to 3/31/2017

Shareholder Expense Example
March 31, 2017 (unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The expense examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 through March 31, 2017).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2016	Ending Account Value 3/31/2017	Annualized Expense Ratio for the Period	Expenses Paid During Period 10/1/2016 – 3/31/2017[1]
Elkhorn Commodity Rotation Strategy ETF
Actual	$ 1,000.00	$ 988.20	0.99%	$ 4.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.00	0.99%	$ 4.99
Elkhorn Fundamental Commodity Strategy ETF
Actual	$ 1,000.00	$ 1,003.50	0.75%	$ 3.75
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.19	0.75%	$ 3.78
Elkhorn S&P High Quality Preferred ETF
Actual	$ 1,000.00	$ 988.10	0.47%	$ 2.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.59	0.47%	$ 2.37

[1]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by182/365 (to reflect the one-half year period).

Sector Allocations
March 31, 2017 (unaudited)

Elkhorn Commodity Rotation Strategy ETF
Sector	% of Total Investments
Communications	11.8%
Consumer Non-cyclical	11.8
Government	52.8
Industrial	11.8
Utilities	11.8
Total Investments	100.0%

Elkhorn Commodity Rotation Strategy ETF
Commodity Sector	% of Value at March 31, 2017
Base Metals	61.4%
Energy	38.6
Total Investments	100.0%

Elkhorn Fundamental Commodity Strategy ETF
Sector	% of Total Investments
Consumer Staples	3.8%
Government	93.7
Industrial	2.5
Total Investments	100.0%

Elkhorn Fundamental Commodity Strategy ETF
Commodity Sector	% of Value at March 31, 2017
Agriculture	26.8%
Base Metals	22.5
Energy	41.6
Precious Metals	9.1
Total Investments	100.0%

Elkhorn S&P High Quality Preferred ETF
Sector	% of Total Investments*
Consumer Discretionary	1.9%
Financials	64.4
Industrials	5.8
Real Estate	18.0
Telecommunication Services	1.9
Utilities	8.0
Total Investments	100.0%

*	Excluding Money Market Fund

Elkhorn Commodity Rotation Strategy ETF
Consolidated Schedule of Investments
March 31, 2017

Investments	Principal	Value
TREASURY BILL—36.7%(a)
U.S. Treasury Bill, 0.42%, 06/22/2017	$900,000	$898,505
Total Treasury Bill (Cost $899,159)		898,505

CORPORATE BONDS—32.7%
Aerospace/Defense—8.2%
United Technologies Corp., 1.8%, 6/1/2017	200,000	200,200

Electric—8.2%
Georgia Power Co., Series B, 5.7%, 6/1/2017	200,000	201,306

Media—8.2%
Comcast Cable Communications LLC, 8.88%, 5/1/2017	200,000	201,092

Pharmaceutical—8.1%
Pfizer, Inc., 1.1%, 5/15/2017	200,000	199,957

Total Corporate Bonds (Cost $803,350)		802,555

Total Investments—69.4% (Cost $1,702,509)		1,701,060

Other Assets in Excess of Liabilities—30.6%		751,204
Net Assets—100.0%		$2,452,264

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

Futures contracts outstanding as of March 31, 2017:
Description	Expiration Date	Contract Type	Number of Contracts	Value at Trade Date	Value at March 31, 2017	Unrealized Appreciation	Unrealized (Depreciation)
COPPER Future	12/27/2018	Long	1	$70,125	$68,250	$—	$(1,875)
Gasoline RBOB Future	8/31/2017	Long	7	499,225	483,895	—	(15,330)
LME Copper Future	12/17/2018	Long	15	2,179,100	2,201,906	22,806	—
LME Copper Future	12/17/2018	Short	(12)	(1,769,232)	(1,761,525)	7,707	—
LME PRI Alum Future	4/13/2017	Long	35	1,497,625	1,710,406	212,781	—
LME PRI Alum Future	4/13/2017	Short	(35)	(1,510,469)	(1,710,406)	—	(199,937)
LME PRI Alum Future	9/18/2017	Long	21	990,807	1,033,856	43,049	—
LME PRI Alum Future	9/18/2017	Short	(21)	(990,031)	(1,033,856)	—	(43,825)
LME PRI Alum Future	12/18/2017	Long	26	1,229,937	1,282,775	52,838	—
LME PRI Alum Future	12/18/2017	Short	(15)	(729,875)	(740,063)	—	(10,188)
LME Zinc Future	4/13/2017	Long	38	2,426,624	2,618,438	191,814	—
LME Zinc Future	4/13/2017	Short	(38)	(2,677,969)	(2,618,438)	59,531	—
LME Zinc Future	7/17/2017	Long	22	1,576,981	1,525,975	—	(51,006)
LME Zinc Future	7/17/2017	Short	(15)	(1,053,837)	(1,040,438)	13,399	—
NY Harb ULSD Future	11/30/2017	Long	7	501,935	480,808	—	(21,127)
					$2,501,583	$603,925	$(343,288)
Total unrealized appreciation (depreciation)						$260,637

Cash posted as collateral to broker for futures contracts was $278,279 at March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Elkhorn Commodity Rotation Strategy ETF
Consolidated Schedule of Investments, continued
March 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities
Treasury Bill	$898,505	$—	$—	$898,505
Corporate Bonds	—	802,555	—	802,555
Other Investments
Futures	603,925	—	—	603,925
Total Investment in Securities	$1,502,430	$802,555	$—	$2,304,985
Liability Valuation Inputs
Other Investments
Futures	$343,288	$—	$—	$343,288
Total Other Investments	$343,288	$—	$—	$343,288

For the period ended March 31, 2017, there were no transfers between any levels. As of March 31, 2017 there were no Level 3 investments held in the Fund.

The accompanying notes are an integral part of these financial statements.

Elkhorn Fundamental Commodity Strategy ETF
Consolidated Schedule of Investments
March 31, 2017

Investments	Principal	Value
TREASURY BILLS—84.7%(a)
U.S. Treasury Bill, 0.42%, 06/22/2017	$1,000,000	$998,339
U.S. Treasury Bill, 0.50%, 07/20/2017	2,000,000	1,995,394
U.S. Treasury Bill, 0.52%, 08/10/2017	1,000,000	997,187
U.S. Treasury Bill, 0.54%, 08/17/2017	2,700,000	2,692,024
U.S. Treasury Bill, 0.76%, 08/31/2017	800,000	797,205
Total Treasury Bills (Cost $7,485,864)		7,480,149

CORPORATE BONDS—5.7%
Miscellaneous Manufacturing—2.3%
3M Co., 1.0%, 6/26/2017	200,000	200,007

Retail—3.4%
Wal-Mart Stores, Inc., 5.38%, 4/5/2017	305,000	305,000

Total Corporate Bonds (Cost $505,284)		505,007

Total Investments—90.4% (Cost $7,991,148)		7,985,156

Other Assets in Excess of Liabilities—9.6%		847,512
Net Assets—100.0%		$8,832,668

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.

Futures contracts outstanding as of March 31, 2017:
Description	Expiration Date	Contract Type	Number of Contracts	Value at Trade Date	Value at March 31, 2017	Unrealized Appreciation	Unrealized (Depreciation)
Brent Crude Future	10/31/2018	Long	24	$1,312,229	$1,284,480	$—	$(27,749)
Cattle Feeder Future	11/16/2017	Long	1	60,775	64,988	4,213	—
Cocoa Future	5/15/2017	Long	1	20,960	20,950	—	(10)
Coffee 'C' Future	3/19/2018	Long	2	119,475	112,875	—	(6,600)
Corn Future	12/14/2017	Long	15	286,826	291,187	4,361	—
Cotton No.2 Future	12/6/2017	Long	3	103,071	111,135	8,064	—
Gasoline RBOB Future	9/29/2017	Long	4	242,628	254,755	12,127	—
Gold 100 Oz Future	12/27/2017	Long	5	623,210	630,500	7,290	—
KC HRW Wheat Future	3/14/2018	Long	1	25,775	24,463	—	(1,312)
Lean Hogs Future	10/13/2017	Long	3	78,355	77,730	—	(625)
Live Cattle Future	6/30/2017	Long	6	240,042	266,100	26,058	—
LME Copper Future	12/18/2017	Long	10	1,208,812	1,465,563	256,751	—
LME Copper Future	12/18/2017	Short	10	(1,245,232)	(1,465,563)	—	(220,331)
LME Copper Future	12/17/2018	Long	16	2,174,006	2,348,700	174,694	—
LME Copper Future	12/17/2018	Short	9	(1,316,113)	(1,321,144)	—	(5,031)
LME Lead Future	5/15/2017	Long	4	230,594	233,750	3,156	—
LME Lead Future	5/15/2017	Short	4	(226,225)	(233,750)	—	(7,525)
LME Lead Future	12/18/2017	Long	6	320,469	352,538	32,069	—
LME Lead Future	12/18/2017	Short	4	(225,194)	(235,025)	—	(9,831)
LME Nickel Future	6/19/2017	Long	4	249,601	240,432	—	(9,169)
LME Nickel Future	6/19/2017	Short	4	(251,426)	(240,432)	10,994	—
LME Nickel Future	12/17/2018	Long	5	329,503	310,275	—	(19,228)
LME Nickel Future	12/17/2018	Short	2	(132,288)	(124,110)	8,178	—
LME PRI Alum Future	4/13/2017	Long	14	601,275	684,163	82,888	—
LME PRI Alum Future	4/13/2017	Short	14	(630,484)	(684,163)	—	(53,679)
LME PRI Alum Future	1/15/2018	Long	15	700,919	740,250	39,331	—
LME PRI Alum Future	1/15/2018	Short	8	(381,488)	(394,800)	—	(13,312)
LME Zinc Future	12/18/2017	Long	9	555,575	624,825	69,250	—
LME Zinc Future	12/18/2017	Short	9	(623,169)	(624,825)	—	(1,656)
LME Zinc Future	12/17/2018	Long	8	531,300	540,200	8,900	—
LME Zinc Future	12/17/2018	Short	3	(200,863)	(202,575)	—	(1,712)
Low Su Gasoil G Future	6/12/2018	Long	6	306,250	291,150	—	(15,100)
Natural Gas Future	3/27/2018	Long	17	484,450	489,260	4,810	—

The accompanying notes are an integral part of these financial statements.

Elkhorn Fundamental Commodity Strategy ETF
Consolidated Schedule of Investments, continued
March 31, 2017

Description	Expiration Date	Contract Type	Number of Contracts	Value at Trade Date	Value at March 31, 2017	Unrealized Appreciation	Unrealized (Depreciation)
NY Harb USLD Future	5/31/2018	Long	4	$285,478	$272,966	$—	$(12,512)
Silver Future	12/27/2017	Long	2	177,650	184,990	7,340	—
Soybean Future	11/14/2017	Long	23	1,106,016	1,097,100	—	(8,916)
Sugar #11 (World) Future	6/29/2018	Long	15	315,349	291,816	—	(23,533)
Wheat Future	12/14/2017	Long	2	49,236	47,375	—	(1,861)
WTI Crude Future	5/22/2018	Long	22	1,211,470	1,143,120	—	(68,350)
					$8,971,249	$760,474	$(508,042)
Total unrealized appreciation (depreciation)						$252,432

Cash posted as collateral to broker for futures contracts was $556,251 at March 31, 2017.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities
Treasury Bills	$7,480,149	$—	$—	$7,480,149
Corporate Bonds	—	505,007	—	505,007
Other Investments
Futures	760,474	—	—	760,474
Total Investment in Securities	$8,240,623	$505,007	$—	$8,745,630
Liability Valuation Inputs
Other Investments
Futures	508,042	—	—	508,042
Total Other Investments	$508,042	$—	$—	$508,042

For the period ended March 31, 2017, there were no transfers between any levels. As of March 31, 2017 there were no Level 3 investments held in the Fund.

The accompanying notes are an integral part of these financial statements.

Elkhorn S&P High Quality Preferred ETF
Schedule of Investments
March 31, 2017

Investments	Shares	Value
PREFERRED STOCKS—99.8%
Banks—17.3%
BB&T Corp., 5.63%	1,833	$46,210
BB&T Corp., 5.85%	1,812	46,061
BB&T Corp., Series E, 5.63%	1,868	47,335
BB&T Corp., Series F, 5.20%	1,895	47,299
BB&T Corp., Series G, 5.20%	1,881	46,912
Commerce Bancshares, Inc., Series B, 6.00%	8,993	232,469
Cullen/Frost Bankers, Inc., 5.38%	9,068	228,967
First Republic Bank, Series F, 5.70%	4,708	119,207
First Republic Bank, Series G, 5.50%	4,793	118,627
HSBC Holdings PLC (United Kingdom), 8.13%	2,907	78,140
HSBC Holdings PLC (United Kingdom), Series 2, 8.00%	2,943	77,842
HSBC Holdings PLC (United Kingdom), Series A, 6.20%	3,005	77,830
JPMorgan Chase & Co., Series AA, 6.10%	1,266	33,536
JPMorgan Chase & Co., Series BB, 6.15%	1,263	33,634
JPMorgan Chase & Co., Series O, 5.50%	1,313	33,350
JPMorgan Chase & Co., Series P, 5.45%	1,305	33,199
JPMorgan Chase & Co., Series T, 6.70%	1,198	32,837
JPMorgan Chase & Co., Series W, 6.30%	1,244	33,638
JPMorgan Chase & Co., Series Y, 6.13%	1,269	33,654
PNC Financial Services Group, Inc. (The), Series Q, 5.38%	9,436	235,239
US Bancorp, Series H, 5.15%	9,305	237,836
Wells Fargo & Co., 5.20%	966	23,667
Wells Fargo & Co., Series J, 8.00%	863	22,645
Wells Fargo & Co., Series L, 7.50%	19	23,560
Wells Fargo & Co., Series O, 5.13%	963	23,603
Wells Fargo & Co., Series P, 5.25%	967	23,991
Wells Fargo & Co., Series T, 6.00%	891	23,398
Wells Fargo & Co., Series V, 6.00%	895	23,404
Wells Fargo & Co., Series W, 5.70%	933	23,484
Wells Fargo & Co., Series X, 5.50%	962	23,646
Total Banks		2,085,220

Capital Markets—17.6%
Affiliated Managers Group, Inc., 6.38%	8,986	229,592
Apollo Investment Corp., 6.63%	9,008	228,443
Ares Management LP, Series A, 7.00%	8,976	235,710
Bank of New York Mellon Corp. (The), 5.20%	9,538	238,450
Charles Schwab Corp. (The), Series C, 6.00%	8,913	237,799
Gabelli Dividend & Income Trust (The), Series G, 5.25%	9,574	241,552
KKR & Co. LP, Series A, 6.75%	4,395	115,281
KKR & Co. LP, Series B, 6.50%	4,463	115,145
Northern Trust Corp., Series C, 5.85%	8,948	242,401
State Street Corp., Series C, 5.25%	4,801	119,449
State Street Corp., Series E, 6.00%	4,408	115,666
Total Capital Markets		2,119,488

Commercial Services & Supplies—1.9%
Pitney Bowes, Inc., 6.70%	8,837	231,971

Diversified Telecommunication—1.9%
Qwest Corp., 7.50%	9,072	231,699

Electric Utilities—8.0%
Duke Energy Corp., 5.13%	9,316	242,123
FPL Group Capital Trust I, 5.88%	1,817	46,824
Nextera Energy Capital Holdings, Inc., 5.00%	1,994	49,192
Nextera Energy Capital Holdings, Inc., Series G, 5.70%	1,826	46,015
Nextera Energy Capital Holdings, Inc., Series H, 5.63%	1,823	45,685
Nextera Energy Capital Holdings, Inc., Series I, 5.13%	1,997	49,046
PPL Capital Funding, Inc., Series B, 5.90%	9,079	237,779
SCE Trust I, 5.63%	4,693	118,451
SCE Trust II, 5.10%	4,928	121,968
Total Electric Utilities		957,083

Equity Real Estate Investment—17.9%
Boston Properties, Inc., 5.25%	9,222	230,550
Equity Commonwealth, 5.75%	9,355	235,372
Kimco Realty Corp., Series I, 6.00%	3,036	76,446
Kimco Realty Corp., Series J, 5.50%	3,236	80,706
Kimco Realty Corp., Series K, 5.63%	3,201	80,985
National Retail Properties, Inc., Series E, 5.70%	3,154	78,850
National Retail Properties, Inc., Series F, 5.20%	3,412	79,124
PS Business Parks, Inc., Series T, 6.00%	3,014	75,832
PS Business Parks, Inc., Series U, 5.75%	3,144	79,952
PS Business Parks, Inc., Series W, 5.20%	3,436	79,028
Public Storage, Series A, 5.88%	672	17,264
Public Storage, Series B, 5.40%	748	18,363
Public Storage, Series C, 5.13%	782	18,744
Public Storage, Series D, 4.95%	809	18,413
Public Storage, Series E, 4.90%	812	18,262
Public Storage, Series S, 5.90%	704	17,734
Public Storage, Series T, 5.75%	707	17,746
Public Storage, Series U, 5.63%	720	18,072
Public Storage, Series V, 5.38%	743	18,285
Public Storage, Series W, 5.20%	735	18,324
Public Storage, Series X, 5.20%	736	18,459

The accompanying notes are an integral part of these financial statements.

Elkhorn S&P High Quality Preferred ETF
Schedule of Investments, continued
March 31, 2017

Investments	Shares	Value
Equity Real Estate Investment (continued)
Public Storage, Series Y, 6.38%	665	$17,702
Public Storage, Series Z, 6.00%	665	17,782
Realty Income Corp., Series F, 6.63%	9,079	227,792
Senior Housing Properties Trust, 5.63%	9,440	238,549
Ventas Realty LP / Ventas Capital Corp., 5.45%	9,440	236,189
Welltower, Inc., Series I, 6.50%	1,873	118,224
Total Equity Real Estate Investment		2,152,749

Industrial Conglomerates—2.0%
General Electric Co., 4.88%	4,582	117,666
General Electric Co., 4.88%	4,563	116,311
Total Industrial Conglomerates		233,977

Insurance—29.1%
Aegon NV (Netherlands), 6.38%	3,023	77,117
Aegon NV (Netherlands), 6.50%	3,016	77,662
Aegon NV (Netherlands), 8.00%	2,914	75,589
Aflac, Inc., 5.50%	9,237	234,620
American Financial Group, Inc., 6.38%	8,979	228,875
Arch Capital Group Ltd. (Bermuda), Series C, 6.75%	4,520	113,768
Arch Capital Group Ltd. (Bermuda), Series E, 5.25%	5,164	116,913
Argo Group US, Inc., 6.50%	9,130	231,628
Assured Guaranty Municipal Holdings, Inc., 6.25%	8,937	229,145
Axis Capital Holdings Ltd. (Bermuda), Series C, 6.88%	3,016	75,309
Axis Capital Holdings Ltd. (Bermuda), Series D, 5.50%	3,225	80,625
Axis Capital Holdings Ltd. (Bermuda), Series E, 5.50%	3,398	80,159
Endurance Specialty Holdings Ltd. (Bermuda), Series C, 6.35%	8,847	231,703
PartnerRe Ltd. (Bermuda), Series H, 7.25%	4,100	117,178
PartnerRe Ltd. (Bermuda), Series I, 5.88%	4,716	120,399
Protective Life Corp., 6.25%	8,958	226,996
Prudential Financial, Inc., 5.70%	4,497	115,708
Prudential Financial, Inc., 5.75%	4,540	116,042
Prudential PLC (United Kingdom), 6.50%	4,477	116,223
Prudential PLC (United Kingdom), 6.75%	4,467	116,276
RenaissanceRe Holdings Ltd. (Bermuda), Series E. 5.38%	9,821	242,677
Selective Insurance Group, Inc., 5.88%	9,245	231,957
Validus Holdings Ltd. (Bermuda), Series A, 5.88%	9,800	243,726
Total Insurance		3,500,295

Machinery—1.9%
Stanley Black & Decker, Inc., 5.75%	9,134	230,634

Media—2.0%
Comcast Corp., 5.00%	9,025	232,845

Mortgage Real Estate Investment—0.2%
Wells Fargo Real Estate Investment Corp., Series A, 6.38%	882	23,153

Total Preferred Stocks (Cost $11,919,217)		11,999,114

MONEY MARKET FUND—0.1%
Goldman Sachs Financial Square Funds - Government Fund, 0.62% (a) (Cost $16,747)	16,747	16,747

Total Investments—99.9% (Cost $11,935,964)		12,015,861

Other Assets in Excess of Liabilities—0.1%		14,034
Net Assets—100.0%		$12,029,895

(a)	Rate shown represents annualized 7-day yield as of March 31, 2017.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities
Preferred Stocks	$11,999,114	$—	$—	$11,999,114
Money Market Fund	16,747	—	—	16,747
Total Investment in Securities	$12,015,861	$—	$—	$12,015,861

For the period ended March 31, 2017, there were no transfers between any levels. As of March 31, 2017 there were no Level 3 investments held in the Fund.

The accompanying notes are an integral part of these financial statements.

Elkhorn ETF Trust
Statements of Assets and Liabilities
March 31, 2017

	Elkhorn Commodity Rotation Strategy ETF (Consolidated)	Elkhorn Fundamental Commodity Strategy ETF (Consolidated)	Elkhorn S&P High Quality Preferred ETF
ASSETS:
Investments, at cost	$1,702,509	$7,991,148	$11,935,964
Investments, at value	$1,701,060	$7,985,156	$12,015,861
Cash	203,784	1,421,429	—
Cash collateral held at brokers	278,279	556,251	—
Receivables:
Due from adviser	11,496	9,146	—
Variation margin on futures contracts	244,448	117,154	—
Dividends	—	—	18,801
Interest	13,197	8,541	—
Total Assets	2,452,264	10,097,677	12,034,662

LIABILITIES:
Payables:
Capital shares payable	—	1,265,009	—
Advisory fees	—	—	4,767
Total Liabilities	—	1,265,009	4,767
NET ASSETS	$2,452,264	$8,832,668	$12,029,895

NET ASSETS CONSIST OF:
Paid-in capital	$2,206,296	$8,599,120	$12,761,243
Undistributed net investment income (loss)	(11,134)	(12,844)	29,539
Accumulated net realized loss on investments and futures contracts	(2,086)	(48)	(840,784)
Net unrealized appreciation on investments and futures contracts	259,188	246,440	79,897
NET ASSETS	$2,452,264	$8,832,668	$12,029,895
Shares outstanding ($0.01 par value common stock, unlimited shares authorized)	100,002	350,002	500,002
Net asset value, per share	$24.52	$25.24	$24.06

The accompanying notes are an integral part of these financial statements.

Elkhorn ETF Trust
Statements of Operations

	Elkhorn Commodity Rotation Strategy ETF (Consolidated)	Elkhorn Fundamental Commodity Strategy ETF (Consolidated)	Elkhorn S&P High Quality Preferred ETF
	For the Period September 20, 2016[1] to March 31, 2017	For the Period September 20, 2016[1] to March 31, 2017	For the Period May 23, 2016[1] to March 31, 2017
INVESTMENT INCOME:
Dividend income	$—	$—	$544,569
Interest income	9,463	14,123	—
Total Income	9,463	14,123	544,569

EXPENSES:
Advisory fees	30,720	42,000	40,373
Excise tax fees	—	—	1,033
Total Expenses	30,720	42,000	41,406
Net Investment Income (Loss)	(21,257)	(27,877)	503,163

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on
Investments	(2,429)	(216)	(835,893)
In-kind redemptions	—	—	24,508
Futures contracts	(386,781)	(181,459)	—
Net increase from payment by affiliates	16,328	16,328	—
Total net realized loss	(372,882)	(165,347)	(811,385)
Net change in unrealized appreciation (depreciation) on
Investments	(1,449)	(5,992)	79,897
Futures contracts	260,637	252,432	—
Net change in unrealized appreciation	259,188	246,440	79,897
Net realized and change in unrealized appreciation (depreciation) on investments and futures contracts	(113,694)	81,093	(731,488)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(134,951)	$53,216	$(228,325)

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Elkhorn ETF Trust
Statements of Changes in Net Assets

	Elkhorn Commodity Rotation Strategy ETF (Consolidated)	Elkhorn Fundamental Commodity Strategy ETF (Consolidated)	Elkhorn S&P High Quality Preferred ETF
	For the Period September 20, 2016[1] to March 31, 2017	For the Period September 20, 2016[1] to March 31, 2017	For the Period May 23, 2016[1] to March 31, 2017
OPERATIONS:
Net investment income (loss)	$(21,257)	$(27,877)	$503,163
Net realized loss on investments, in-kind redemptions and futures contracts	(372,882)	(165,347)	(811,385)
Net change in unrealized appreciation on investments and futures contracts	259,188	246,440	79,897
Net increase (decrease) in net assets resulting from operations	(134,951)	53,216	(228,325)

Distributions paid to shareholders from:
Net investment income	—	—	(491,047)
Total distributions to shareholders	—	—	(491,047)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	11,230,678	15,213,462	13,945,584
Cost of shares redeemed	(8,643,463)	(6,434,010)	(1,196,317)
Net increase in net assets resulting from shareholder transactions	2,587,215	8,779,452	12,749,267
Increase in net assets	2,452,264	8,832,668	12,029,895

NET ASSETS:
Beginning of period	—	—	—
End of period	$2,452,264	$8,832,668	$12,029,895
Undistributed net investment income (loss) included in net assets at end of period	$(11,134)	$(12,844)	$29,539

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	—
Shares sold	450,002	600,002	550,002
Shares redeemed	(350,000)	(250,000)	(50,000)
Shares outstanding, end of period	100,002	350,002	500,002

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Elkhorn Commodity Rotation Strategy ETF
Consolidated Financial Highlights
For the Period September 20, 2016[1] to March 31, 2017

Per Share Operating Performance:
(for a share of capital stock outstanding throughout the period)
Net asset value, beginning of period	$25.00

Income from Investment Operations:
Net investment loss[2]	(0.09)
Net realized and unrealized loss on investments	(0.39)[3]
Total loss from investment operations	(0.48)
Net asset value, end of period	$24.52
Market value, end of period	$24.48
Total Return at Net Asset Value	(1.91	)%[3],4
Total Return at Market Value	(2.77)%[4]

Ratios/Supplemental Data:
Net assets, end of period (000's) omitted	$2,452
Ratio to average net assets of:
Expenses	0.99%[5]
Net investment income (loss)	(0.69)%[5]
Portfolio turnover rate[6]	0%

[1]	Commencement of Operations.
[2]	Based on average daily shares outstanding.
[3]
Net realized and unrealized loss on investments includes an increase in per share net asset value of $0.07 related to a voluntary reimbursement by the adviser for commission expenses on futures transactions. This reimbursement increased total return at net asset value by 0.28%.

[4]	Not Annualized.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Elkhorn Fundamental Commodity Strategy ETF
Consolidated Financial Highlights
For the Period September 20, 2016[1] to March 31, 2017

Per Share Operating Performance:
(for a share of capital stock outstanding throughout the period)
Net asset value, beginning of period	$25.00

Income from Investment Operations:
Net investment loss[2]	(0.07)
Net realized and unrealized gain on investments	0.31	[3]
Total gain from investment operations	0.24
Net asset value, end of period	$25.24
Market value, end of period	$25.22
Total Return at Net Asset Value	0.94	%[3],4
Total Return at Market Value	0.44%[4]

Ratios/Supplemental Data:
Net assets, end of period (000's) omitted	$8,833
Ratio to average net assets of:
Expenses	0.75%[5]
Net investment income (loss)	(0.50)%[5]
Portfolio turnover rate[6]	0%

[1]	Commencement of Operations.
[2]	Based on average daily shares outstanding.
[3]
Net realized and unrealized gain on investments includes an increase in per share net asset value of $0.04 related to a voluntary reimbursement by the adviser for commission expenses on futures transactions. This reimbursement increased total return at net asset value by 0.16%.

[4]	Not Annualized.
[5]	Annualized for periods less than one year.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Elkhorn S&P High Quality Preferred ETF
Financial Highlights
For the Period May 23, 2016[1] to March 31, 2017

Per Share Operating Performance:
(for a share of capital stock outstanding throughout the period)
Net asset value, beginning of period	$25.07

Income from Investment Operations:
Net investment income[2]	1.21
Net realized and unrealized loss on investments	(1.17)
Total gain from investment operations	0.04

Less distributions from:	(1.05)
Net investment income	(1.05)
Net asset value, end of period	$24.06
Market value, end of period	$24.10
Total Return at Net Asset Value	0.18%[3]
Total Return at Market Value	(0.10)%[3]

Ratios/Supplemental Data:
Net assets, end of period (000's) omitted	$12,030
Ratio to average net assets of:
Expenses	0.48%[4,5]
Net investment income	5.86%[4]
Portfolio turnover rate[6]	171%

[1]	Commencement of Operations.
[2]	Based on average daily shares outstanding.
[3]	Not Annualized.
[4]	Annualized for periods less than one year.
[5]	The ratio of expenses to average net assets include tax expenses of 0.01%.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
March 31, 2017

1. ORGANIZATION

The Elkhorn ETF Trust (the “Trust”) was organized as a Massachusetts business trust on December 17, 2013, and is authorized to issue an unlimited number of shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Elkhorn Commodity Rotation Strategy ETF, Elkhorn Fundamental Commodity Strategy ETF, and Elkhorn S&P High Quality Preferred ETF, (each a “Fund” and collectively, “Funds”) are presented herein. Each Fund is classified as a non-diversified series of the Trust.

Fund	Commencement of operations	Commencement of trading on secondary market
Elkhorn Commodity Rotation Strategy ETF	September 20, 2016	September 21, 2016
Elkhorn Fundamental Commodity Strategy ETF	September 20, 2016	September 21, 2016
Elkhorn S&P High Quality Preferred ETF	May 23, 2016	May 24, 2016

Fund	Investment objectives
Elkhorn Commodity Rotation Strategy ETF	The Fund seeks to provide investors with total return.
Elkhorn Fundamental Commodity Strategy ETF	The Fund seeks to provide investors with total return.
Elkhorn S&P High Quality Preferred ETF	The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P U.S. High Quality Preferred Stock Index.

2. CONSOLIDATION OF SUBSIDIARIES

Elkhorn Cayman Fund 2 and Elkhorn Cayman Fund 1 (each, a “Subsidiary”: collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Elkhorn Commodity Rotation Strategy ETF and Elkhorn Fundamental Commodity Strategy ETF, respectively. The principal purpose of the investments of the Funds noted above in the Subsidiaries is to allow the Funds to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

The following table reflects the net assets of each Subsidiary as a percentage of each Fund’s net assets at March 31, 2017:

Fund	Wholly Owned Subsidiary	Value	Percentage of Fund’s Net Assets
Elkhorn Commodity Rotation Strategy ETF	Elkhorn Cayman Fund 2	$539,054	22.0%
Elkhorn Fundamental Commodity Strategy ETF	Elkhorn Cayman Fund 1	1,984,876	22.5

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the Funds listed above include the accounts of wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The Funds follow the accounting and reporting guidance in the Accounting Standards Codifications 946, “Financial Services—Investment Companies” issued by the U.S. Financial Accounting Standards Board.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Notes to Financial Statements
March 31, 2017, continued

Investment Transactions and Investment Income: Investment transactions are recorded on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as each Fund is informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividend Distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds distribute all or substantially all of their net investment income to shareholders in the form of dividends.

Futures contracts: The Elkhorn Commodity Rotation Strategy ETF and Elkhorn Fundamental Commodity Strategy ETF, through their Subsidiaries, invest in a combination of exchange-listed commodity futures contracts in the normal course of pursuing their investment objectives. A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Funds and variation margin receivable or payable. Payments received or paid by the Funds adjust the variation margin accounts. When a contract is closed, the Funds record a realized gain or loss.

Futures contracts may be highly volatile. Price movements may be sudden and extreme, and are influenced by a variety of factors including, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.

Open futures contracts at March 31, 2017, if any, are listed in the Consolidated Schedules of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Consolidated Statements of Assets and Liabilities.

4. SECURITIES VALUATION

Investment Valuation: Each Fund calculates its net asset value (“NAV”) each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”).

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange other than The Nasdaq Stock Market (“Nasdaq”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities. Such valuations are typically categorized as Level 2 in the fair value hierarchy described below.

If a market quotation is not readily available or is deemed not to reflect market value, Elkhorn Investments, LLC, (the “Adviser”) determines the price of the security held by each Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board of Trustees (the “Board”). In addition, each Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s NAV is calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of the last bid and asked prices, if available, and otherwise at the closing bid price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre- established pricing source; a security

Notes to Financial Statements
March 31, 2017, continued

with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of each Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” A variety of factors may be considered in determining the fair value of such securities.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Fair Valuation Measurement
The Financial Accounting Standards Board established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments at March 31, 2017, is disclosed at the end of each Fund’s Schedule of Investments or Consolidated Schedule of Investments.

5. ADVISORY AND OTHER AGREEMENTS

Advisory and Other Fees: The Funds pay to the Adviser, a related party, a fee calculated daily and payable monthly an annual rate (stated as a percentage of the average daily net assets of each Fund) in return for providing investment management and supervisory services as follows:

Fund	Management Fees
Elkhorn Commodity Rotation Strategy ETF	0.99%
Elkhorn Fundamental Commodity Strategy ETF	0.75%
Elkhorn S&P High Quality Preferred ETF	0.47%

Subject to the supervision of the Board, the Adviser pays substantially all expenses associated with the operation of each Fund, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Administrator, Custodian, Accounting Agent and Transfer Agent Services: The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian, Accounting Agent and Transfer Agent pursuant to the Funds Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements
March 31, 2017, continued

Distribution and Service Fees: ALPS Distributors, Inc. (“Distributor”) serves as the Funds’ distributor. The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to a maximum annual rate of 0.25% of its average net assets in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No fees are currently paid by the Funds under the plan, and the Funds will not pay 12b-1 fees any time before March 31, 2018.

6. CREATION AND REDEMPTION TRANSACTIONS

There were an unlimited number of shares of beneficial interest at $0.01 par value authorized by the Trust. Individual shares of the Funds may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for the Fund’s shares may be at, above or below its NAV depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit for the Funds consists of 50,000 shares. Except when aggregated in Creation Units, shares of the Funds are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by the Funds, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions will be imposed.

7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (excluding short- term investments) for the period ended March 31, 2017 were the following:

Fund	Purchases	Sales
Elkhorn S&P High Quality Preferred ETF	$16,070,870	$16,044,990

For the period ended March 31, 2017, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were the following:

Fund	In-Kind Subscriptions	In-Kind Redemptions
Elkhorn S&P High Quality Preferred ETF	$13,905,230	$1,194,907

8. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

The following is the location and each Fund’s fair values of derivative investments disclosed, if any, in the Consolidated Statements of Assets and Liabilities, categorized by primary market risk exposure as of March 31, 2017.

Fund	Asset Derivatives:	Commodity Risk
Elkhorn Commodity Rotation Strategy ETF	Unrealized appreciation on futures contracts (1)	$603,925
Elkhorn Fundamental Commodity Strategy ETF	Unrealized appreciation on futures contracts (1)	760,474

Notes to Financial Statements
March 31, 2017, continued

Fund	Liability Derivatives:	Commodity Risk
Elkhorn Commodity Rotation Strategy ETF	Unrealized depreciation on futures contracts (1)	$343,288
Elkhorn Fundamental Commodity Strategy ETF	Unrealized depreciation on futures contracts (1)	508,042

(1)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated Schedules of Investments.

The following is the location and the effect of derivative investments, if any, on the Consolidated Statements of Operations, categorized by primary market risk exposure during the period ended March 31, 2017.

Fund	Realized Gain (Loss)	Commodity Risk
Elkhorn Commodity Rotation Strategy ETF	Futures contracts	$(386,781)
Elkhorn Fundamental Commodity Strategy ETF	Futures contracts	(181,459)

The following is the location and the effect of derivative investments, if any, on the Consolidated Statements of Operations, categorized by primary market risk exposure during the period ended March 31, 2017.

Fund	Change in Unrealized Gain (Loss):	Commodity Risk
Elkhorn Commodity Rotation Strategy ETF	Futures contracts	$260,637
Elkhorn Fundamental Commodity Strategy ETF	Futures contracts	252,432

The following is a summary of the fiscal quarter end average volume on derivative activity for the period ended March 31, 2017.

	Elkhorn Commodity Rotation Strategy ETF	Elkhorn Fundamental Commodity Strategy ETF
Futures contracts:
Average notional value of contracts	$10,224,551	$14,431,424

For the purpose of this calculation, notional amounts outstanding are at absolute value.

9. FEDERAL INCOME TAX MATTERS

The Funds intend to qualify as a ‘‘regulated investment company’’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more- than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2016), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
March 31, 2017, continued

At March 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Fund	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Elkhorn Commodity Rotation Strategy ETF	$1,702,509	$7,582	$(9,031)	$(1,449)
Elkhorn Fundamental Commodity Strategy ETF	7,991,148	—	(5,992)	(5,992)
Elkhorn S&P High Quality Preferred ETF	12,042,435	66,087	(92,661)	(26,574)

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sales and investments in preferred securities.

At March 31, 2017, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Capital and Other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Elkhorn Commodity Rotation Strategy ETF	$(11,134)	$(2,086)	$259,188	$245,968
Elkhorn Fundamental Commodity Strategy ETF	(12,844)	(48)	246,440	233,548
Elkhorn S&P High Quality Preferred ETF	49,099	(753,873)	(26,574)	(731,348)

The tax character of distributions paid from ordinary income during the period ended March 31, 2017, were as follows:

Period Ended March 31, 2017
Fund	Ordinary Income
Elkhorn S&P High Quality Preferred ETF	$491,047

Certain capital and qualified late year ordinary losses incurred after October 31 and December 31, respectively, and within the current taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. During the fiscal period ended March 31, 2017, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Post-October Losses on Capital	Late Year Ordinary Losses
Elkhorn Commodity Rotation Strategy ETF	$(2,086)	$(11,134)
Elkhorn Fundamental Commodity Strategy ETF	(48)	(12,844)
Elkhorn S&P High Quality Preferred ETF	(732,404)	—

At March 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term No Expiration	Long-Term No Expiration
Elkhorn S&P High Quality Preferred ETF	$21,469	$—

Notes to Financial Statements
March 31, 2017, continued

At March 31, 2017, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets were as follows:

Fund	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains (Accumulated Losses)	Paid-In Capital
Elkhorn Commodity Rotation Strategy ETF	$10,123	$370,796	$(380,919)
Elkhorn Fundamental Commodity Strategy ETF	15,033	165,299	(180,332)
Elkhorn S&P High Quality Preferred ETF	17,423	(29,399)	11,976

10. INDEMNIFICATION

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on industry experience, the Funds expect this risk of loss due to these warranties and indemnities to be remote.

11. PRINCIPAL RISKS

In the normal course of business, each Fund makes investments in financial instruments where the risk of potential loss exists due to changes in the market. The following is a description of select risks of investing in the Funds.

Index Risk. The Elkhorn S&P 500 High Quality Preferred ETF is not actively managed. The Funds invest in securities included in or representative of its Index regardless of their investment merit. Therefore, the Funds would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is under performing.

Non-Diversified Risk. Because the Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in share price than would a diversified fund.

The Funds’ prospectus contains additional information regarding risks associated with investments in the Funds.

12. NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
Elkhorn ETF Trust

We have audited the accompanying consolidated statements of assets and liabilities of Elkhorn Commodity Rotation Strategy ETF and subsidiary, Elkhorn Fundamental Commodity Strategy ETF and subsidiary, and Elkhorn S&P High Quality Preferred ETF (collectively, the “Funds”) (three of the funds constituting the Elkhorn ETF Trust), including the consolidated schedules of investments, as of March 31, 2017, and the related consolidated statements of operations, changes in net assets, and financial highlights for the period from September 20, 2016 (commencement of operations) through March 31, 2017, for the Elkhorn Commodity Rotation Strategy ETF and subsidiary and Elkhorn Fundamental Commodity Strategy ETF and subsidiary, and for the period from May 23, 2016 (commencement of operations) through March 31, 2017, for the Elkhorn S&P High Quality Preferred ETF. These consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Elkhorn Commodity Rotation Strategy ETF and subsidiary, Elkhorn Fundamental Commodity Strategy ETF and subsidiary, and Elkhorn S&P High Quality Preferred ETF as of March 31, 2017, and the results of their operations, the changes in their net assets, and their financial highlights for the period from September 20, 2016 (commencement of operations) through March 31, 2017, for the Elkhorn Commodity Rotation Strategy ETF and subsidiary and Elkhorn Fundamental Commodity Strategy ETF and subsidiary, and for the period from May 23, 2016 (commencement of operations) through March 31, 2017, for the Elkhorn S&P High Quality Preferred ETF, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
May 30, 2017

Trustees and Officers (unaudited)

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Bruce Howard YOB: 1952	Trustee	Since 2015	Advisory Board Member, Performance Trust Capital Partners LLC, 2009-present; Director/Tax Consultant, Tyndale House Publishers Inc., 1980-present; Professor of Business & Economics, Wheaton College, 1980-present	13	None
Gregory D. Bunch YOB: 1958	Trustee	Since 2015	Adjunct Professor of Entrepreneurship, University of Chicago, 2009-present; President, Masterplan International Corporation, 1998-present; Co-Founder, Oration, 2012-2013	13	None
Jeffrey P. Helton YOB: 1959	Trustee	Since 2015	Pastor, The People’s Church, 2012-2015; Executive/Life Coach, WellSpring Coaching, 2010-present	13	None
Interested Trustee*
Benjamin T. Fulton YOB: 1961	Trustee and President of the Trust	Trustee and President since 2015	Chief Executive Officer and President, Elkhorn Investments, LLC, 2013-present; Managing Director, Invesco PowerShares Capital Management LLC, 2005-2013	13	None

*	Mr. Fulton is an ‘‘interested person,’’ as defined by the Investment Company Act of 1940, as amended, because of his employment within Elkhorn.

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Graham Day YOB: 1986	Vice President and Assistant Secretary	Since 2015
SVP- Head of Products & Research, Elkhorn Investments, LLC, 2016-present; Director of Product Development, Elkhorn Investments, LLC, 2014-2016; Senior Strategist (2013-2014), Product Manager (2011-2013), Research Analyst (2009-2011), Invesco PowerShares Capital Management LLC

Philip L. Ziesemer YOB: 1963	Principal Financial Officer and Secretary	Since 2015	Chief Financial Officer, Elkhorn Investments, LLC, 2013-present; Chief Financial Officer, Renegade Holdings, 2009-2013
Melanie H. Zimdars YOB: 1976	Chief Compliance Officer	Since 2015	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, 2009-present

The Funds’ SAI provide additional information about the Funds’ Directors and is available, without charge by calling 630-355-4676 or visiting www.elkhorn.com.

Board Considerations Regarding Approval of Investment Management Agreement (unaudited)

Board Considerations Regarding Approval of Investment Management Agreement for
Elkhorn S&P High Quality Preferred ETF

At a meeting held on March 8, 2017, the Board of Trustees of Elkhorn ETF Trust (the “Trust”), including the Independent Board Members, approved the Investment Management Agreement (the “Agreement”) between Elkhorn Investments, LLC (the “Adviser”) and the Trust for Elkhorn S&P High Quality Preferred ETF (the “Fund”).

The Adviser provided information describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized by the Adviser as the Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of each Fund’s shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Fund. Based on all of the information considered and the conclusions reached, the Trustees, including the Independent Board Members, determined to approve the Agreement for the Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser for the Fund and the personnel and resources of the Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund. The Trustees also considered that the Adviser secured a license with respect to the index that the Fund track and considered the performance history of the indexes as well as benchmark indexes. The Trustees considered the information from the Adviser regarding its financial condition that it was sufficiently stable to support its performance of the services under the Agreement. The Trustees also considered the services provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s investment management fee as compared to information provided by the Adviser on other similar products. The Trustees noted that the annual investment management fee charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses. The Trustees also compared the Fund’s proposed unitary advisory fee against the median and average expense ratios of its ETF peer group and noted that the Fund had an expense ratio below the median expense ratios for its ETF classification and ETF peer group. The Board concluded that the unitary investment management fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary investment management fees, the Trustees considered information provided by the Adviser on its costs incurred in connection with the Agreement and profitability. The Trustees reviewed the Adviser’s most recent balance sheet, statement of operations and statement of cash flows for various periods ended December 31, 2016 and the Fund’s statement of operations for the period from January 1, 2016 through December 31, 2016. They noted that the Adviser had incurred a net loss with respect to the Fund for the period from January 1, 2016 through December 31, 2016 and considered the Adviser’s statement that it would likely lose money in the first two years of operating the Fund.

Economies of Scale and Whether the Fee Levels Reflect These Economies of Scale. The Trustees considered the information provided by the Adviser as to the extent to which economies of scale would be realized as the Fund grew and whether the fee levels would reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of each Fund. The Trustees concluded that the flat investment management fee for the Fund was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that it will not, initially, have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for the Fund.

Supplemental Information (unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the Prospectus may be obtained without charge by writing to the Distributor, or by calling 630-355-4676 or visiting www.elkhorn.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling 1-844-355-3837 or by writing to Elkhorn ETF Trust, 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures, as well as a record of how the Fund voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 312-219-6285. This information is also available on the SEC’s website at www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

To reduce expenses, we may only mail one copy of the Fund’s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 630-384-8700. If you are not a direct shareholder, please contact your financial institution to opt out of house holding. We will begin sending you individual copies thirty days after receiving your request.

TAX INFORMATION

For the fiscal period ended March 31, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

	Qualified Dividend Income*	Dividends Received Deduction*
Elkhorn Commodity Rotation Strategy ETF	0%	0%
Elkhorn Fundamental Commodity Strategy ETF	0%	0%
Elkhorn S&P High Quality Preferred ETF	70.90%	38.37%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

FREQUENCY DISTRIBUTION OF PREMIUM AND DISCOUNT

The tables below present information about the differences between the daily market trading prices for shares of each Fund and a Fund’s net asset value (“NAV”). Each Fund’s market price is based on the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of a Fund are listed for trading, as of the close of trading. Shares of each Fund will trade at market prices rather than NAV. The share may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

The NAV of each Fund will generally fluctuate with changes in the market value of each Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares. Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of each Fund.

Supplemental Information (unaudited)

The following information in the tables below shows the frequency distributions of premium and discount for each Fund for the period from commencement of trading on secondary market of each Fund to March 31, 2017.

Each line in the tables shows the number of trading days in which each Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

Elkhorn Commodity Rotation Strategy ETF September 21, 2016* – March 31, 2017	Basis Point Differential	Market Price Above or Equal to NAV Number of Days	Market Price Below NAV Number of Days
	0-24.99	38	35
	25-49.9	18	17
	50-99.9	11	6
	100-149.9	3	2
	150-199.9	1	0
	>200	2	0

Elkhorn Fundamental Commodity Strategy ETF September 21, 2016* – March 31, 2017	Basis Point Differential	Market Price Above or Equal to NAV Number of Days	Market Price Below NAV Number of Days
	0-24.99	40	49
	25-49.9	25	4
	50-99.9	11	2
	100-149.9	0	0
	150-199.9	1	0
	>200	1	0

Elkhorn Fundamental Commodity Strategy ETF May 24, 2016* – March 31, 2017	Basis Point Differential	Market Price Above or Equal to NAV Number of Days	Market Price Below NAV Number of Days
	0-24.99	137	56
	25-49.9	13	4
	50-99.9	2	3
	100-149.9	0	0
	150-199.9	1	0
	>200	0	0

*	Commencement of trading on secondary market.

INVESTMENT ADVISOR
Elkhorn Investments, LLC
207 Reber Street, Suite 201
Wheaton, IL 60187

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT & TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
171 North Clark Street
Chicago, Illinois 60601

LEGAL COUNSEL
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Bruce Howard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2016 and $69,300 for 2017.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2016 and $3,928 for 2017.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Trust’s Audit Committee shall pre-approve all audit and permitted non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the funds. The policies and procedures require that any non-audit service provided by a fund audit firm to an Elkhorn fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of an Elkhorn fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

 All Covered Services shall be approved in advance of provision of the service either: (i) by the Audit Committee, or (ii) by the Chair of the Audit Committee.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)
The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Bruce Howard, Greg Bunch, and Jeff Helton.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(c)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Elkhorn ETF Trust

By (Signature and Title)*	/s/ Benjamin T. Fulton
Benjamin T. Fulton, President and Chief Executive Officer
(principal executive officer)

Date	6/07/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Benjamin T. Fulton
Benjamin T. Fulton, President and Chief Executive Officer
(principal executive officer)

Date	6/07/2017

By (Signature and Title)*	/s/ Philip L. Ziesemer
Philip L. Ziesemer, Chief Financial Officer
(principal financial officer)

Date	6/07/2017

*	Print the name and title of each signing officer under his or her signature.